EXHIBIT 10(H)

                  AMENDMENT TO CHANGE IN CONTROL SEVERANCE PLAN





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                                  AMENDMENT ONE
                             TO MAGNA BANCORP, INC.
                        CHANGE IN CONTROL SEVERANCE PLAN


                            EFFECTIVE MARCH 19, 1997


     The Magna Bancorp, Inc. Change in Control Severance Plan ("the Plan") is hereby amended effective March 19, 1997, as follows:

     (a) include all officers of the Company and its subsidiaries, (b) pay a flat one year's salary to senior vice presidents and above who experience a change in control separation of service, (c) pay severance only to those persons who experience a change in control separation of service, i.e., an involuntary termination without cause in connection with or within 18 months after a change in control, and (d) provide that the maximum severance pool will be $1.8 million to be applied on a "first come, first serve" termination date basis.

     IN WITNESS WHEREOF, MAGNA BANCORP, INC. caused this instrument to be executed by its duly authorized officers on this 15th day of September, 1997, effective as of March 19, 1997.

                                            MAGNA BANCORP, INC.

(CORPORATE SEAL)


                                            BY: /s/ Lou Ann Poynter
                                               ---------------------------
                                                LOU ANN POYNTER, PRESIDENT

ATTEST:


BY: /s/ Thelma Beeson
     THELMA BEESON
     ASSISTANT SECRETARY